Summary Prospectus
FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
March 1, 2016	Ticker: TLDH	Stock Exchange: NYSE Arca
Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.flexshares.com/prospectus. You can also get this information at no cost by calling 1-855-FLEXETF (1-855-353-9383) or by sending an e-mail request to info@flexshares.com. The Fund’s complete Prospectus and Statement of Additional Information, both dated March 1, 2016, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Developed Markets ex-US Factor Tilt Hedged IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following other expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.01%
Acquired Fund Fees and Expenses(2)	0.42%
Total Annual Fund Operating Expenses	0.90%
Expense Reimbursement(3)	-0.43%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.47%
(1)	Other expenses are estimated for the current fiscal year.
(2)	“Acquired Fund Fees and Expenses” reflect the Fund's pro rata share of the fees and expenses incurred by investing in the Underlying Fund (as defined below). The impact of Acquired Fund Fees and Expenses will be included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund's net asset value per share (“NAV”).
(3)	Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2017. NTI also has contractually agreed until March 1, 2020 to waive Management Fees or reimburse certain expenses in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund (as defined below). The Fund’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 48
3 Years	$244
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. As of October 31, 2015, the Fund had not commenced operations.
Principal Investment Strategies
The Underlying Index reflects the performance of a selection of equity securities designed to provide broad exposure to the global developed equities markets, excluding the U.S., with (i) increased exposure (or a “tilt”) to small-capitalization stocks and value stocks and (ii) currency risk of the securities included in the Index hedged against the U.S. dollar on a monthly basis. Small-capitalization and value stocks in the Underlying Index are weighted slightly more than such stocks would be in an index that is solely
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FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

market-capitalization weighted, all as determined by Morningstar, Inc. (the “Index Provider”) pursuant to its index methodology. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions and is reconstituted on a semi-annual basis and is rebalanced quarterly. As of January 31, 2016, the Underlying Index was comprised of 3,076 issues with market capitalizations ranging from $12.0 million to $234.0 billion. As of the same date, the Underlying Index’s five largest constituents (by weighting) were Toyota Motor Corp., HSBC Holdings PLC, Nestle SA, Novartis AG and Total SA. As of January 31, 2016, the top five countries (by weighting) represented in the Underlying Index were Japan (27.4%), Great Britain (17.5%), Canada (7.8%), France (7.0%) and Denmark (6.6%). The composition of the Underlying Index will change over time.
Currently, the Fund achieves its investment objective by investing a substantial portion of its assets in the FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (an “Underlying Fund”). The Fund may also invest directly in the securities included in the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund and the Underlying Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund or the Underlying Fund may or may not hold all of the securities that are included in its underlying index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI deter-
mines that it is in the best interests of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets in the securities of the Underlying Index (including indirect investments through the Underlying Fund) and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, and foreign currency forward contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
Components of the Underlying Index include equity securities and foreign currency forward contracts (both deliverable and non-deliverable) designed to hedge against non-U.S. currency fluctuations. The notional exposure to foreign currency forward contracts (deliverable and non-deliverable) generally will be a short position that hedges the currency risk of the equity portfolio. The Underlying Index uses a methodology that sells forward the total value of the non-U.S. dollar denominated securities included in the Underlying Index at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. The hedge is reset on a monthly basis. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the component currencies are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the component currencies are rising relative to the U.S. dollar.
In order to replicate the “hedging” component of the Underlying Index, the Fund intends to enter into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. A foreign currency forward contract is a contract between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. The Fund’s exposure to foreign currency forward contracts is based on the aggregate exposure of the Fund to the component currencies. While this exposure is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to the component currencies. The return of the foreign currency forward contracts may not perfectly offset the actual fluctua
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FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

tions between the component currencies and the U.S. dollar.
The Fund may use non-deliverable foreign currency forward contracts (“NDFs”) to execute its hedging transactions. A non-deliverable foreign currency forward contract is a contract where there is no physical settlement of two currencies at maturity. Rather, based on the movement of the currencies, a net cash settlement will be made by one party to the other.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s or Underlying Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemp-
tion orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Commodity Exposure Risk is the risk of investing in economies that are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on those economies.
Concentration Risk is the risk that, to the extent the Fund's or Underlying Fund’s investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Counterparty Risk is the risk that a counterparty to a financial instrument, such as a foreign currency forward contract, may default on its payment obligation to the Fund or Underlying Fund. Such a default may cause the value of an investment in the Fund to decrease.
Currency Hedging Risk is the risk that the Fund’s hedging transactions will not be effective. The Fund enters into foreign currency forward contracts designed to offset the Fund’s currency exposure of non-U.S. dollar denominated securities included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s foreign currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Because the Fund’s currency hedge is reset on a monthly basis, currency risk can develop or increase intra-month. Furthermore, while the Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of a investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. In addition, a Fund’s currency hedging activities may involve frequent trading of currency instruments, which may increase transaction costs and cause the Fund’s return to deviate from the Underlying Index.
In seeking to track the performance of the Underlying Index, the Fund will attempt to hedge the currency exposure of non-U.S. dollar denominated securities held in its portfolio by investing in foreign currency forward con
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FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

tracts, which may include non-deliverable foreign currency forward contracts (“NDFs”). NDFs on currencies are often less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could result in the Fund being unable to structure its hedging transactions as intended. In addition, NTI may seek to limit the size of the Fund in order to attempt to reduce a situation where the Fund is unable to obtain sufficient liquidity in an underlying currency to implement its investment objective.
Currency Risk is the risk that, because the Fund’s and the Underlying Fund’s NAVs are determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar and the Fund’s attempt to hedge currency exposure is unsuccessful, even if the market value of the Fund’s holdings appreciates. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund or the Underlying Fund invests, causing an adverse impact on the Fund’s or Underlying Fund’s investments in the affected region. As a result, investors have the potential for losses regardless of the length of time they intend to hold Fund shares.
Derivatives Risk is the risk of investing in derivative instruments, such as foreign currency forward contracts, futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. The Fund may use derivatives to hedge the currency exposure resulting from investments in foreign securities. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund or Underlying Fund may be more volatile than other asset classes.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund or Underlying Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repa-
triation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s or Underlying Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Fund of Funds Risk is the risk that, because the Fund expects to invest a substantial portion of its assets in the Underlying Fund, the Fund’s investment performance is directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests based on their market valuations. In addition, the shares of the Underlying Fund may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an exchange-traded fund’s shares) for a number of reasons. For example, supply and demand for shares of the Underlying Fund or market disruptions may cause the market price of the Underlying Fund to deviate from the value of the Underlying Fund’s investments, which may be exacerbated in less liquid markets.
An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Fund. By investing in the Underlying Fund indirectly through the Fund, you will incur not only a proportionate share of the expenses of the Underlying Fund held by the Fund (including operating costs and investment management fees), but also expenses of the Fund. As the Fund’s allocation to the Underlying Fund changes from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
The Investment Adviser may have an incentive to take into account the effect on an Underlying Fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Fund. Although the Investment Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Management Risk is the risk that the representative sam
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FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

pling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund and the Underlying Fund face because their shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund or Underlying Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
New Fund Risk is the risk that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the shares.
Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Passive Investment Risk is the risk that the Fund and the Underlying Fund are not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Small Cap Stock Risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established compa-
nies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Tax Risk is the risk that, because the Fund is expected to invest in the Underlying Fund, the Fund’s realized losses on sales of shares of the Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund’s investment in the Underlying Fund and may result in distributions to Fund shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Fund were to invest otherwise.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index. The Underlying Fund is also subject to tracking error risk in seeking to track the performance of its underlying index.
Valuation Risk is the risk that the sale price the Fund or the Underlying Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s or Underlying Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Value Investing Risk is the risk that the Fund’s or Underlying Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
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FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

Fund Performance
Because the Fund has less than one full calendar year of performance, no performance information has been included.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Patrick Dwyer and Robert Anstine, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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